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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                 --------------

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 17, 2006


                             THE ENSTAR GROUP, INC.
              -----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        GEORGIA                       0-07477                     63-0590560
------------------------    -------------------------  ---------------------------------
(STATE OF INCORPORATION)     (COMMISSION FILE NUMBER)  (IRS EMPLOYER IDENTIFICATION NO.)
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                               401 MADISON AVENUE
                            MONTGOMERY, ALABAMA 36104
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (334) 834-5483


                                 NOT APPLICABLE
                                 ---------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO
SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE
FOLLOWING PROVISIONS:

[ ] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR
230.425)

[ ] SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR
240.14A-12)

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(b) UNDER THE EXCHANGE
ACT (17 CFR 240.14D-2(b))

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(c) UNDER THE EXCHANGE
ACT (17 CFR 240.13E-4(c))



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ITEM 8.01.  OTHER EVENTS.

     On February 17, 2006, The Enstar Group, Inc. issued a press release ("Press
Release") announcing that it approved a commitment of up to $25 million in J.C.
Flowers II LP, a private investment fund to be formed by J.C. Flowers & Co. LLC.
A copy of the Press Release is attached hereto as Exhibit 99.1, which is incorporated herein by reference in its entirety.

     The information contained in this Current Report on Form 8-K, including the Press Release attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.
Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

         99.1     Text of the Press Release of The Enstar Group, Inc., dated
                  February 17, 2006.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  February 22, 2006



                                THE ENSTAR GROUP, INC.



                                By:  /s/  Cheryl D. Davis
                                   ---------------------------------
                                   Cheryl D. Davis
                                   Chief Financial Officer, Vice President
                                   of Corporate Taxes and Secretary